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                                                                   EXHIBIT 10.12



                              EMPLOYMENT AGREEMENT


This Agreement dated as of January 1, 1997 (the "Effective Date") is made by and among Trojan Trading Co., Firma Plastic Co., Inc., Firma, Inc., California Metals Recycling, Inc. and MacLeod Metals Co., each California corporations (the "Companies" or individually, a "Company"), and Ian MacLeod ("Employee").

1.                      DUTIES AND SCOPE OF EMPLOYMENT.

          a) EMPLOYMENT AND DUTIES. Beginning on the Effective Date, the Companies agree to employ the Employee, and Employee agrees to be employed, as President and Chief Executive Officer of each of the Companies. Employee shall assume and discharge such duties as are mutually agreed upon by the Companies and Employee and as are commensurate with such position, except that Employee shall not have the ability to terminate the Controller of the Companies, which power shall be vested solely in the Board of Directors of the Company. During the term of the Employee's employment with the Companies, the Employee shall devote his full time, skill and attention to his duties and responsibilities, which the Employee shall perform faithfully, diligently and competently, and the Employee shall use his best efforts to further the business of the Companies and their affiliated entities.

          b) TERM OF EMPLOYMENT. Employee's employment with the Companies pursuant to this Agreement shall commence on the Effective Date and shall continue until the repayment or termination of the Class A Note (as defined in the Acquisition Agreement dated January 1, 1997 among Metal Management, Inc., MMI Acquisition, Inc., Metal Management Realty, Inc., California Metals Recycling, Inc., Firma, Inc., MacLeod Metals Co., Firma Plastic Co., Inc., Trojan Trading Co., Ian MacLeod, Marilyn MacLeod and the MacLeod Family Trust dated January 30, 1993) (the "Term"), unless terminated earlier as provided herein.

2. BASE COMPENSATION. The Companies (collectively) shall pay the Employee as compensation for his services hereunder a base salary at the annualized rate of $60,000 (the "Base Salary"). Such salary shall be paid periodically in accordance with normal payroll practices of the Companies.

3. EMPLOYEE BENEFITS. The Employee shall be eligible to participate in the employee benefit plans and executive compensation programs maintained by the Companies applicable to other key executives of the Companies, including (without limitation) retirement plans, savings or profit sharing plans, stock option, incentive or other bonus plans, life, disability, health, accident and other insurance programs, paid vacations, and similar plans or programs, subject, in each case, to the generally applicable terms and conditions of the applicable plan or program in question and to the determination of any committee administering such plan or program.
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4.                       EXPENSES.  The Companies shall pay or reimburse
          Employee for reasonable travel, entertainment or other expenses incurred by Employee in the furtherance of or in connection with the performance of Employee's duties hereunder in accordance with established policies of the Companies. Employee shall furnish the Companies with evidence of the incurrence of such expenses within a reasonable period of time from the date that they were incurred.

5.                       TERMINATION.

          a) TERMINATION BY THE COMPANIES. If Employee is terminated for Cause (as defined below), then Employee shall not be entitled to receive severance or other benefits, except for those, if any, as may then be established and applicable under the Companies' severance and benefits plans and policies existing at the time of such termination. The Companies shall not terminate Employee's employment with them during the term other than for Cause. After the Term, Employee's employment with the Companies shall be at will.

          b) TERMINATION BY EMPLOYEE. If Employee voluntarily terminates his employment with any of the Companies, then Employee shall not be entitled to receive severance or other benefits.

          c) DEFINITION OF CAUSE. For purposes of this Agreement, the term "Cause" is defined as any one or more of the following occurrences:

                    i) Employee's conviction by, or entry of a plea of guilty or nolo contendere in, a court of competent and final jurisdiction for any crime which constitutes a felony in the jurisdiction involved; or

                    ii) Employee's commission of an act of fraud or misappropriation of funds upon any of the Companies; or

                    iii) Employee's breach of a material provision of this Agreement or any other agreement with any of the Companies; or

                    iv) Gross negligence by Employee in the scope of his services to any of the Companies; or

                    v) Employee's commencement of employment with another employer while he is an Employee of any of the Companies; or

                    vi) Material nonconformance with any of the Companies standard business practices and policies generally known by employees of the Companies, made known to Employee or delivered in writing to Employee.
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          d)        Notwithstanding the foregoing, Employee shall not be deemed to have been terminated for Cause without (i) reasonable notice to Employee setting forth the reasons for such Company's intention to terminate for Cause, and (ii) an opportunity for Employee, together with his counsel, if any, to be heard before the Board of Directors of such Company.

6.                       ARBITRATION; CONSENT TO PERSONAL JURISDICTION.

          a)             Employee agrees that any dispute or controversy
                     arising out of, relating to, or in connection with this Agreement, or the interpretation, validity, construction, performance, breach, or termination thereof, shall be finally settled by binding arbitration to be held in San Francisco County, California under the Commercial Arbitration Rules, of the American Arbitration Association as then in effect (the "Rules"). The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court having jurisdiction.

          b) The arbitrator(s) shall apply California law to the merits of any dispute or claim, without reference to rules of conflicts of law. The arbitration proceedings shall be governed by federal arbitration law and by the Rules, without reference to state arbitration law.

          c) The Companies, on the one hand, and the Employee, on the other hand, shall each pay one-half of the costs and expenses of such arbitration and each shall separately pay its counsel fees and expenses.

          d) EMPLOYEE HAS READ AND UNDERSTANDS THIS SECTION 6, WHICH DISCUSSES ARBITRATION. EMPLOYEE UNDERSTANDS THAT BY SIGNING THIS AGREEMENT, EMPLOYEE AGREES TO SUBMIT ANY CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT, OR THE INTERPRETATION, VALIDITY, CONSTRUCTION, PERFORMANCE, BREACH OR TERMINATION THEREOF TO BINDING ARBITRATION, AND THAT THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF EMPLOYEE'S RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO ALL ASPECTS OF THE EMPLOYER/EMPLOYEE RELATIONSHIP, INCLUDING BUT NOT LIMITED TO, THE FOLLOWING CLAIMS:

                    i)             ANY AND ALL CLAIMS FOR WRONGFUL DISCHARGE OF
                              EMPLOYMENT; BREACH OF CONTRACT, BOTH EXPRESS AND IMPLIED; BREACH OF THE COVENANT OF GOOD FAITH AND FAIR DEALING, BOTH EXPRESS AND
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                              IMPLIED; NEGLIGENT OR INTENTIONAL INFLICTION OF
                              EMOTIONAL DISTRESS; NEGLIGENT OR INTENTIONAL
                              MISREPRESENTATION; NEGLIGENT OR INTENTIONAL
                              INTERFERENCE WITH CONTRACT OR PROSPECTIVE ECONOMIC ADVANTAGE; AND DEFAMATION.

                    ii)            ANY AND ALL CLAIMS FOR VIOLATION OF ANY
                              FEDERAL STATE OR MUNICIPAL STATUTE, INCLUDING, BUT NOT LIMITED TO, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, THE CIVIL RIGHTS ACT OF 1991, THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, THE AMERICANS WITH DISABILITIES ACT OF 1990, THE FAIR LABOR STANDARDS ACT, THE CALIFORNIA FAIR EMPLOYMENT AND HOUSING ACT, AND LABOR CODE
                              SECTION 201, et eq;

                    iii)           ANY AND ALL CLAIMS ARISING OUT OF ANY OTHER
                              LAWS AND REGULATIONS RELATING TO EMPLOYMENT OR EMPLOYMENT DISCRIMINATION.

7.                     GENERAL PROVISIONS.

          a) ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding between the parties as to the subject matter hereof, and supersede all prior or contemporaneous agreements, whether written or oral. No waiver, alteration, or modification, if any, of the provisions of this Agreement shall be binding unless in writing and signed by duly authorized representatives of the parties hereto.

          b) SEVERABILITY. If one or more of the provisions in this Agreement are deemed void by law, then the remaining provisions will continue in full force and effect.

          c)             SUCCESSORS.

                    i)               COMPANY'S SUCCESSORS.  Any successor(s)
                    to any of the Companies (whether direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of any such Company's business and/or assets shall assume the obligations under this Agreement and agree expressly to perform the obligations under this Agreement in the same manner and to the same extent as such Company would be required to perform such obligations in the absence of a succession. For all purposes under this Agreement, the term "Company" shall include any successor to any Company's business and/or assets which executes and delivers the assumption agreement described in this subsection (a) or which becomes bound by the terms of this Agreement by operation of law.
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                    ii)                         EMPLOYEE'S SUCCESSORS.  The
                              terms of this Agreement and all rights of the Employee hereunder shall inure to the benefit of, and be enforceable by, the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

          d) CONFLICTING OBLIGATIONS. Employee represents that he has not entered into, and will not enter into, any oral or written agreement in conflict herewith.

          e) COUNTERPARTS. This Agreement may be executed by either of the parties hereto in counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

          f) GOVERNING LAW; CONSENT TO PERSONAL JURISDICTION. This Agreement shall be governed by and construed in accordance with the internal substantive laws, and not the choice of law rules, of the State of California. Employee hereby consents to the personal jurisdiction of the state and federal courts located in California for any action or proceeding arising from or relating to this Agreement or relating to any arbitration in which the parties are participants.
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          g)                    NOTICE.  Any notice or communication required or
                    permitted under this Agreement shall be made in writing and delivered personally to the other party or sent by certified or registered mail, return receipt requested and postage prepaid.

          h) IN WITNESS WHEREOF, this Employment agreement is entered into the date first written above.


IAN MACLEOD






TROJAN TRADING CO.
By:



Print Name
Title



FIRMA PLASTIC CO., INC.
By:



Print Name
Title



FIRMA, INC.
By:



Print Name
Title
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CALIFORNIA METALS RECYCLING, INC.
By:



Print Name
Title



MACLEOD METALS CO.
By:



Print Name
Title



                    [SIGNATURE PAGE TO EMPLOYMENT AGREEMENT]